Exhibit 10.5

FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Amended and Restated Loan and Security Agreement (this “Fifth Amendment”) made and entered into as of the 29th day of November, 2024, is by and among S&W Seed Company, a Nevada corporation (“S&W Seed”; together with any other party joined as a borrower under the Loan Agreement (as hereinafter defined), each individually a “Borrower” and collectively referred to as "Borrowers"), the other Loan Parties hereto, the financial institutions that are or may from time to time become parties hereto (together with their respective successors and assigns, the “Lenders”), and CIBC BANK USA (in its individual capacity, “CIBC US”), as administrative agent for the Lenders (“Administrative Agent”).

W I T N E S S E T H:

WHEREAS, prior hereto, Administrative Agent and Lenders provided loans, extensions of credit and other financial accommodations to Borrowers pursuant to (a) that certain Amended and Restated Loan and Security Agreement dated as of March 22, 2023, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of September 25, 2023, that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of May 13, 2024, that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of July 3, 2024, but effective as of July 1, 2024, and that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of October 31, 2024, each by and among Lenders, Borrowers, the other Loan Parties thereto and Administrative Agent (collectively, the “Loan Agreement”), and (b) the other documents, agreements and instruments referenced in the Loan Agreement or executed and delivered pursuant thereto;

WHEREAS, Borrowers desire Administrative Agent and Lenders to, among other things, extend the Maturity Date (the “Additional Financial Accommodations”); and

Whereas, Administrative Agent and Lenders are willing to provide the Additional Financial Accommodations, but solely on the terms and subject to the provisions set forth in this Fifth Amendment and the other agreements, documents and instruments referenced herein or executed and delivered pursuant hereto.

Now, Therefore, in consideration of the foregoing, the mutual promises and understandings of the parties hereto set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Administrative Agent, Lenders, Borrowers and the other Loan Parties hereto hereby agree as set forth in this Fifth Amendment.

I.
Definitions.

A.
Use of Defined Terms. Except as expressly set forth in this Fifth Amendment, all terms which have an initial capital letter where not required by the rules of grammar are used herein as defined in the Loan Agreement.

B.
Amended Definition. Effective as of the Fifth Amendment Effective Date, Section 1.1 of the Loan Agreement is hereby amended by substituting the definition set forth below for the corresponding definition set forth in the Loan Agreement:

Maturity Date shall mean November 30, 2024, and, provided that Administrative Agent receives the Specified L/C Modification by not later than November 29, 2024, and no Event of Default (other than the “Existing Defaults” (as defined in the Fifth Amendment)) then exists, shall be automatically extended to December 13, 2024. For purposes of clarification, if the Specified L/C Modification is not delivered to Administrative Agent on or before November 29, 2024, or if an Event of Default (other than the Existing Defaults) exists as of November 29, 2024, then the Maturity Date shall remain November 30, 2024, without notice or action by any party.

C.
New Definitions. Effective as of the Fifth Amendment Effective Date (as hereinafter defined), Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions thereto in the appropriate alphabetical order, respectively:

Fifth Amendment shall mean that certain Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of the Fifth Amendment Effective Date, by and among Lenders, Borrowers, the other Loan Parties thereto and Administrative Agent.

Fifth Amendment Effective Date shall mean November 29, 2024.

Specified L/C Modification shall mean an amendment to the Specified Letter of Credit extending the expiration date thereof to not earlier than January 13, 2025, and otherwise in form and substance satisfactory to Administrative Agent in Administrative Agent’s sole discretion.

II.
Conditions Precedent. Administrative Agent’s and Lenders’ obligations to provide the Additional Financial Accommodations to Borrowers are subject to the full and timely performance of the following covenants prior to or contemporaneously with the execution and delivery of this Fifth Amendment:

A.
Borrowers executing and delivering, or causing to be executed and delivered to the Administrative Agent and the Lenders, the following documents, each of which shall be in form and substance acceptable to the Administrative Agent and the Lenders:

(i)
a fully-executed original of this Fifth Amendment; and
(ii)
such other agreements, documents and instruments as Administrative Agent or Lenders may reasonably request.

B.
No Default or Event of Default exists under the Loan Agreement, as amended by this Fifth Amendment, or any of the other Loan Documents, other than the “Existing Defaults” (as hereinafter defined);

C.
No claims, litigation, arbitration proceedings or governmental proceedings not disclosed in writing to Administrative Agent and the Lenders prior to the date hereof shall be pending or known to be threatened against Borrowers or any other Loan Party and no known material development not so disclosed shall have occurred in any claims, litigation, arbitration proceedings or governmental proceedings so disclosed which in the opinion of Administrative

Agent is likely to materially or adversely affect the financial position or business of Borrowers or any other Loan Party or the capability of Borrowers to pay their obligations and liabilities to Administrative Agent and Lenders; and

D.
There shall have been no Material Adverse Effect since the date of each Borrower’s most recent financial statements delivered to Administrative Agent.
III.
Organizational Information. Each Loan Party hereby represents and warrants to Administrative Agent and Lenders that as of the Fifth Amendment Effective Date, (a) the formation and organizational documents of each such Loan Party attached to the Company

General Certificate dated as of March 22, 2023, executed and delivered by each such Loan Party to Administrative Agent and Lenders (the “Certificate”), have not been modified or altered in any way, (b) the resolutions attached to the Certificate have not been modified, rescinded or altered in any way and are sufficient to authorize the execution and delivery of this Fifth Amendment and the other agreements, documents and instruments executed and delivered in connection herewith, and (c) each Loan Party is and continues to be in good standing in the state of its formation and in all other states where it is qualified or licensed to do business in which the laws thereof require such Loan Party to be so qualified or licensed except where the failure to qualify would not have a material adverse effect.

IV.
Default Rate. Each Loan Party hereby acknowledges and agrees that as a result of the Existing Defaults, Administrative Agent and Required Lenders have the right to exercise such of their rights and remedies as they deem advisable in their sole discretion, including, without limitation, implementing an interest rate of two percent (2.0%) per annum plus the interest rate otherwise payable thereon pursuant to Section 4.1(b) of the Loan Agreement with respect to the Loans and other Obligations. Administrative Agent, Required Lenders and each Loan Party hereby agree that effective as of September 16, 2024, through the date the Obligations are paid in full, the Loans shall continue to bear interest at the otherwise applicable interest rate for such loans plus two percent (2.0%) per annum.

V.
Repayment of Obligations. In the event that the Obligations are not paid in full by Borrowers on or before the Maturity Date, each Loan Party hereby acknowledges and agrees that Administrative Agent shall in its sole discretion, for the benefit of Lenders and without notice to Borrowers of any kind, draw on the Specified Letter of Credit on the next Business Day immediately following the Maturity Date (or such later date as determined by Agent in its sole and absolute discretion). Such action shall not preclude or limit Administrative Agent or Lenders’ rights to pursue additional remedies available pursuant to the Loan Agreement and the other Loan Documents, as well as any rights and remedies at law, in equity or otherwise.

VI.
Existing Defaults and Reservation of Rights. The Loan Parties each hereby acknowledge and agree as follows: (a) the following Events of Default currently exist under the Loan Agreement (collectively, the “Existing Defaults”): from time to time prior to the Fourth Amendment Effective Date, the Revolving Loan Outstandings exceeded (i) the Revolving Loan Availability and (ii) the Total Revolving Loan Commitment, in each case, in violation of Section 2.1.1(b) of the Loan Agreement, and (b) as a result of the Existing Defaults, Administrative Agent and the Lenders have the right to immediately exercise such of their rights and remedies pursuant to the Loan Agreement and the other Loan Documents as they deem appropriate. Each Loan Party hereby represents and warrants to Administrative Agent and the Lenders that no Event of Default currently exists other than the Existing Defaults set forth above. Nothing contained in this Fifth Amendment shall be or be deemed a waiver of any presently existing or any hereafter arising or occurring breach, Default or Event of Default (including, without limitation, the Existing Defaults), nor shall it preclude the subsequent exercise of any of Administrative Agent or Lenders’ rights or remedies arising with respect to the Existing Defaults at any time, without notice.

VII.
Conflict. If, and to the extent, the terms and provisions of this Fifth Amendment contradict or conflict with the terms and provisions of the Loan Agreement, the terms and provisions of this Fifth Amendment shall govern and control; provided, however, to the extent the terms and provisions of this Fifth Amendment do not contradict or conflict with the terms and provisions of the Loan Agreement, the Loan Agreement, as amended by this Fifth Amendment, shall remain in and have its intended full force and effect, and Lenders, Administrative Agent and Borrowers hereby affirm, confirm and ratify the same.
VIII.
Severability. Wherever possible, each provision of this Fifth Amendment shall be interpreted in such manner as to be valid and enforceable under applicable law, but if any provision of this Fifth Amendment is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be severed herefrom and such invalidity or unenforceability shall not affect any other provision of this Fifth Amendment, the balance of which shall remain in and have its intended full force and effect. Provided, however, if such provision may be modified so as to be valid and enforceable as a matter of law, such provision shall be deemed to be modified so as to be valid and enforceable to the maximum extent permitted by law.

IX.
Reaffirmation. Each Loan Party hereby reaffirms and remakes all of its respective representations, warranties, covenants, duties, obligations and liabilities contained in the Loan Agreement, as amended hereby, and the other Loan Documents.

X.
Fees, Costs and Expenses.

A.
Contemporaneously herewith, Borrowers shall pay Lender a fully earned, non- refundable amendment fee in the amount of Forty Thousand and No/100 Dollars ($40,000.00).
B.
Borrowers acknowledge and agree that each of (i) the additional Loan modification fee in the amount of Twenty-Five Thousand Dollars ($25,000.00) which was paid on or about the Third Amendment Effective Date, and (ii) the additional Loan modification fee in the amount of Twenty-Five Thousand Dollars ($25,000.00) which was paid on or about the Fourth Amendment Effective Date, were fully earned as of the Third Amendment Effective Date and the Fourth Amendment Effective Date, respectively, are and shall continue to be non- refundable.

C.
Borrowers agree to pay, upon demand, all fees, costs and expenses of Administrative Agent and Lenders, including, but not limited to, reasonable attorneys’ fees, in connection with the preparation, execution, delivery and administration of this Fifth Amendment and the other agreements, documents and instruments executed and delivered in connection herewith or pursuant hereto.
XII.
Reservation of Rights. Administrative Agent and Lenders reserve all of their rights and remedies, including all security interests, assignments and liens pursuant to the Loan Agreement and the other Loan Documents, as well as any rights and remedies at law, in equity or otherwise. Nothing contained in this Fifth Amendment shall be or be deemed a waiver of any presently existing or any hereafter arising or occurring breach, default or event of default, nor shall preclude the subsequent exercise of any of Administrative Agent’s or Lenders’ rights or remedies.
XIII.
Choice of Law. This Fifth Amendment has been delivered and accepted in Chicago, Illinois, and shall be governed by and construed in accordance with the laws of the State of Illinois, regardless of the laws that might otherwise govern under applicable principles of conflicts of law as to all matters, including matters of validity, construction, effect, performance and remedies.

XIV.
Counterpart. This Fifth Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. A facsimile or email transmitted executed counterpart to this Fifth Amendment and the other agreements, documents and instruments executed in connection herewith will be deemed an acceptable original for purposes of consummating this Fifth Amendment and such other agreements, documents and instruments; provided, however, each Borrower and each other Loan Party shall be required to deliver to the Administrative Agent original executed signature pages in substitution for said facsimile or email transmitted signature pages upon the Administrative Agent’s request therefor.
XV.
Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THE LOAN

AGREEMENT, AS AMENDED FROM TIME TO TIME, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY OTHER AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

XVI.
WAIVER AND RELEASE. IN CONSIDERATION OF ADMINISTRATIVE AGENT’S AND EACH LENDER’S EXECUTION AND DELIVERY OF THIS FIFTH AMENDMENT, EACH BORROWER HEREBY, INDIVIDUALLY AND COLLECTIVELY, WAIVES, RELEASES AND FOREVER DISCHARGES ADMINISTRATIVE AGENT, EACH LENDER, THEIR PREDECESSORS, PARENTS, SUBSIDIARIES, AFFILIATES, AGENTS, EMPLOYEES, OFFICERS, DIRECTORS, SHAREHOLDERS, ATTORNEYS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS, AND EACH OF THEM (EACH A “RELEASED PARTY”), OF AND FROM ANY AND ALL CLAIMS, DEMANDS, COUNTERCLAIMS, SET-OFFS, DEFENSES, DEBTS, OBLIGATIONS, COSTS, EXPENSES, ACTIONS, CAUSES OF ACTION AND DAMAGES OF EVERY KIND, NATURE AND DESCRIPTION WHATSOEVER, KNOWN OR UNKNOWN, FORESEEABLE OR UNFORESEEABLE, LIQUIDATED OR UNLIQUIDATED, AND INSURED OR UNINSURED, WHICH BORROWERS HERETOFORE, NOW OR FROM TIME TO TIME HEREAFTER OWN, HOLD OR HAVE BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER, ARISING ON OR BEFORE THE DATE OF THIS FIFTH AMENDMENT FROM, RELATING TO OR IN CONNECTION WITH THE LOAN DOCUMENTS, THE OBLIGATIONS, THIS FIFTH AMENDMENT, BORROWERS’ BANKING OR CASH MANAGEMENT RELATIONSHIP WITH ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER RELEASED PARTY OR ANY MATTERS RELATING TO ANY OF THE FOREGOING.

[signature pages follow]

IN WITNESS WHEREOF, Administrative Agent, Lenders, Borrowers and each other Loan Party have caused this Fifth Amendment to be executed and delivered by their duly authorized officers as of the date first set forth above.

BORROWERS:

S&W SEED COMPANY,

a Nevada corporation

By: /s/ Vanessa Baughman

Vanessa Baughman, Chief Financial Officer

CIBC BANK USA,

as Administrative Agent and as a Lender

/s/ Dylan Horvitz

Name: Dylan Horvitz

Title: Officer